Company at a Glance
•	A closed-end investment company investing primarily in equity securities of Master Limited Partnerships (“MLPs”) operating energy infrastructure assets

•	Objectives: Yield, Growth, Quality
About Master Limited Partnerships
MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange, the NASDAQ and the American Stock Exchange. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 50 MLPs on the market, mostly in industries related to energy, natural resources, and real estate.
Tortoise Energy Capital Corporation’s Investment Objective: Yield, Growth and Quality
Tortoise Capital invests primarily in MLPs in the energy infrastructure sector. Our goal is to provide our stockholders with a high level of total return with an emphasis on current distributions paid to stockholders. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas, and refined products from production points to the end users. Our investments are primarily in mid-stream (mostly pipeline) operations, which produce steady cash flows with less exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector along with our disciplined investment approach, we endeavor to generate a predictable and increasing dividend stream for our investors.
A Tortoise Capital Investment Versus a Direct Investment in MLPs
The Company provides its stockholders with an efficient alternative to investing directly in MLPs. A direct investment in an MLP offers the opportunity to receive an attractive distribution that is approximately 80% tax deferred with a low correlation to stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. Tortoise Capital is structured as a C Corporation—accruing federal and state income taxes, based on taxable earnings and profits. Because of this innovative structure, pioneered by Tortoise Capital Advisors, institutions and retirement accounts are able to join individual stockholders as investors in MLPs.
Additional features of Tortoise Capital include:
•	One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings for individual partnership investments;

•	A professional management team, with nearly 100 years combined investment experience, to select and manage the portfolio on your behalf;

•	The ability to access investment grade credit markets to enhance the portfolio size and dividend rate, and

•	Access to direct placements and other investments not available through the public markets.

October 25, 2005
D e a r   F e l l o w   S t o c k h o l d e r s,
We are pleased to submit our report for Tortoise Energy Capital Corporation for the quarter ended August 31, 2005. As of quarter end, total assets of Tortoise Capital were approximately $392.1 million.
We have successfully achieved full investment of the proceeds from the initial public offering two months ahead of our expected schedule. Subsequent to quarter end, we have utilized leverage to continue to pursue our investment strategy.
Tortoise Capital paid its first dividend for fiscal year 2005 of $0.235 per share to stockholders on September 1, 2005. The first dividend was based upon investment activity since May 31, 2005, the date Tortoise Capital received the proceeds from its IPO and commenced operations. We expect that a significant portion of dividends paid in 2005 will be treated as return of capital for income tax purposes.
The Board of Directors of Tortoise Capital, the majority of whom are independent, adopted a policy to pay at least 95% of distributable cash flow (“DCF”) on an annual basis. Distributable cash flow is the amount received as cash or paid-in-kind distributions from MLP investments and interest payments received on debt securities, less current or anticipated operating expenses, current income taxes and leverage costs.

Calculation of Distributable Cash Flow (“DCF”)(1)

Q3 2005

Distributions received from MLPs	$1,927,539
Plus: Stock dividend	1,464,256
Interest and dividend income	1,577,797

Total from investments	$4,969,592
Net operating expenses (2)	(1,101,934)

Distributable cash flow	$3,867,658

Shares outstanding	15,909,530
Dividend per share	$0.235
Dividend as a % of DCF	96.7%

(1)	For complete financial information, refer to the financial statements and footnotes included in this report.

(2)	Current and anticipated operating expenses for the period.
Investment Review
Tortoise Capital was particularly active in the direct placement market this quarter, closing four investments totaling $175 million. Including anticipated closings, direct placements account for approximately 70% of the funds invested to date.
MLP Overview and Investment Outlook
For the quarter ended August 31, 2005, the MLP sector once again outperformed the S&P 500 Index. The success of the sector has been driven by the ability of MLP companies to continue to increase their quarterly distributions due to organic growth and accretive acquisitions.

In August, President Bush signed the Energy Policy Act of 2005. The bill, which is the first broad overhaul of energy policies in 13 years, will create more incentives to:
•	Develop domestic oil and gas production;

•	Encourage importation of liquefied natural gas; and

•	Advance coal burning technology.
We believe the net effect of this legislation will be positive for investors in MLPs, and especially the infrastructure sector in which we invest.
We do not expect hurricane activity in the Gulf of Mexico to adversely affect the distributions to investors or diminish the long-term growth prospects of the industry. Hurricane activity has, however, highlighted the sensitive balance between supply and demand that exists today in the U.S., underscoring the need for significant energy infrastructure investment to deliver additional supplies from regions both in and outside the Gulf of Mexico. It is our belief that MLPs are likely to play a key role in the build-out of the necessary infrastructure.
In Conclusion
With the strength of the energy infrastructure sector and the innovative investment structure pioneered by Tortoise Capital Advisors, we believe Tortoise Capital is well positioned to deliver Yield, Growth and Quality to its stockholders. We will communicate with you regularly through quarterly reports, conference calls and press releases. In addition, we invite you to visit our website at www.tortoiseenergy.com for the latest updates.
Sincerely,
The Managing Directors
Tortoise Capital Advisors, L.L.C.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte
... Steady Wins™

S u m m a r y   F i n a n c i a l   I n f o r m a t i o n

Period Ended
August 31, 2005
Market value per share	$25.12
Net asset value per share	23.98
Total net assets	381,490,451
Unrealized appreciation on investments before deferred taxes	9,907,925
After taxes	6,105,127
Net investment income	440,985
Total realized loss	(1,370)
Total return (based on market value), inception to August 31, 2005	1.46%
Ratio of expenses to average net assets(1)	1.18%

(1)	Annualized.

Allocation of Portfolio Assets
August 31, 2005
(Percentages based on total investment portfolio)

S c h e d u l e   o f   I n v e s t m e n t s (Unaudited)

	August 31, 2005
	Shares	Value
Master Limited Partnerships — 74.33%+

Crude/Refined Products Pipelines — 45.05%+
Buckeye Partners, L.P.	129,091	$6,099,550
Enbridge Energy Partners, L.P.	154,870	8,353,688
Holly Energy Partners, L.P.	17,615	738,949
Kinder Morgan Management, LLC#	1,744,866	83,020,724
Magellan Midstream Partners, L.P.	446,644	14,739,252
Pacific Energy Partners, L.P.	32,700	1,071,906
Sunoco Logistics Partners, L.P.	848,860	32,986,700
TEPPCO Partners, L.P.	278,063	11,500,686
Valero, L.P.	230,337	13,366,456

		171,877,911

Natural Gas/Natural Gas Liquid Pipelines — 18.57%+
Enterprise GP Holdings, L.P.	38,000	1,212,200
Enterprise Products Partners, L.P.^	2,974,796	67,527,869
Northern Border Partners, L.P.	43,700	2,091,045

		70,831,114

Natural Gas Gathering/Processing — 10.46%+
Copano Energy, LLC^	117,639	4,552,629
Copano Energy, LLC — Class B^	414,062	15,614,278
Crosstex Energy, L.P.	4,100	172,692
Crosstex Energy, L.P.^	288,614	10,950,015
Energy Transfer Partners, L.P.	210,450	7,784,546
Williams Partners, L.P.	32,335	840,063

		39,914,223

S c h e d u l e   o f   I n v e s t m e n t s (Unaudited)
(Continued)

	August 31, 2005
	Shares	Value
Propane Distribution—0.25%+
Inergy Holdings, L.P.	30,751	952,051

Total Master Limited Partnerships (Cost $273,667,374)		283,575,299

	Principal
	Amount

Short-Term Investments—27.66%+

U.S. Treasury Bills—18.60%+
U.S. Treasury Bill, 2.935%, 09/08/2005*	$71,000,000	70,959,274

Discount Note—1.84%+
Federal Home Loan Bank, 2.65%, 09/01/2005*	$7,000,000	7,000,000

Investment Companies—7.22%+	Shares

First American Prime Obligations Money Market Fund—Class Z	13,780,281	13,780,281
First American Treasury Obligations Money Market Fund—Class Z	13,780,281	13,780,281

		27,560,562

Total Short-Term Investments (Cost $105,519,836)		105,519,836

Total Investments—101.99%+ (Cost $379,187,210)		389,095,135
Liabilities in Excess of Other Assets—(1.99%)+		(7,604,684)

Total Net Assets Applicable to Common Stockholders—100.00%+		$381,490,451

Footnotes and Abbreviations

+	Calculated as a percentage of net assets applicable to common stockholders.

^	Fair valued securities represent a total market value of $98,644,791 which represents 25.86% of net assets. These securities are deemed to be restricted; see Note 6 for further disclosure.

#	Security distributions are paid in kind.

*	Percentage shown represents yield to maturity at date of purchase.
See Accompanying Notes to the Financial Statements.

S t a t e m e n t   o f   A s s e t s   &    L i a b i l i t i e s (Unaudited)

August 31, 2005
Assets
Investments at value (cost $379,187,210)	$389,095,135
Cash	2,804,747
Interest receivable	53,799
Prepaid expenses and other assets	105,708

Total assets	392,059,389

Liabilities
Payable to Adviser	590,796
Dividend payable to common stockholders	3,738,740
Payment for investments purchased	1,279,966
Accrued expenses and other liabilities	875,573
Current tax payable	183,410
Deferred tax liability	3,900,453

Total liabilities	10,568,938

Net assets applicable to common stockholders	$381,490,451

Net Assets Applicable to Common Stockholders Consist of
Capital stock, $0.001 par value; 15,909,530 shares issued and outstanding (100,000,000 shares authorized)	$15,910
Additional paid-in capital	375,550,081
Accumulated net investment loss, net of current and deferred tax expense	(179,297)
Accumulated realized loss, net of deferred tax benefit	(1,370)
Net unrealized gain on investments, net of deferred tax expense	6,105,127

Net assets applicable to common stockholders	$381,490,451

Net Asset Value per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$23.98

See Accompanying Notes to the Financial Statements.

S t a t e m e n t   o f   O p e r a t i o n s (Unaudited)

Period from
May 31, 2005(1)
through
August 31, 2005
Investment Income
Distributions received from master limited partnerships	$1,927,586
Less: return of capital on distributions	(1,680,522)

Distribution income from master limited partnerships	274,064
Dividends from money market mutual funds	220,660
Interest	1,357,137

Total Investment Income	1,824,861

Expenses
Advisory fees	848,069
Professional fees	83,867
Administrator fees	69,277
Directors’ fees	8,918
Custodian fees and expenses	12,171
Reports to stockholders	38,219
Registration fees	8,383
Fund accounting fees	15,017
Stock transfer agent fees	3,363
Other expenses	14,651

Total Expenses	1,101,935

Net Investment Income, before Tax Expense	722,926
Current tax expense	(183,410)
Deferred tax expense	(98,531)

Total Tax Expense	(281,941)

Net Investment Income	440,985

Realized and Unrealized Gain (Loss) on Investments
Net realized loss, before deferred tax benefit	(2,246)
Deferred tax benefit	876

Net realized loss on investments	(1,370)

Net unrealized gain, before deferred tax expense	9,907,925
Deferred tax expense	(3,802,798)

Net unrealized appreciation of investments	6,105,127

Net Realized and Unrealized Gain on Investments	6,103,757

Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$6,544,742

(1)	Commencement of Operations
See Accompanying Notes to the Financial Statements.

S t a t e m e n t   o f   C h a n g e s   i n   N e t   A s s e t s (Unaudited)

Period from
May 31, 2005(1)
through
August 31, 2005
Operations
Net investment income	$440,985
Net realized loss on investments	(1,370)
Net unrealized appreciation of investments	6,105,127

Net increase in net assets applicable to common stockholders resulting from operations	6,544,742

Dividends and Distributions to Common Stockholders
Net investment income	(470,282)
Return of capital	(3,268,458)

Total dividends to common stockholders	(3,738,740)

Capital Share Transactions
Proceeds from initial public offering of 14,000,000 common shares	350,000,000
Proceeds from issuance of 1,887,000 common shares in connection with exercising an overallotment option granted to underwriters of the initial public offering	47,175,000
Underwriting discounts and offering expenses associated with the issuance of common shares	(18,878,455)

Net increase in net assets, applicable to common stockholders, from capital share transactions	378,296,545

Total increase in net assets applicable to common stockholders	381,102,547
Net Assets
Beginning of period	387,904

End of period	$381,490,451

Accumulated net investment loss at the end of the period	$(179,297)

(1)	Commencement of Operations
See Accompanying Notes to the Financial Statements.

S t a t e m e n t   o f   C a s h   F l o w s (Unaudited)

Period from
May 31, 2005(1)
through
August 31, 2005
Cash Flows from Operating Activities
Distributions received from master limited partnerships	$1,927,586
Interest and dividend income received	1,288,384
Purchases of long-term investments	(274,643,279)
Net purchases of short-term investments	(104,711,120)
Commitment fee received	487,326
Operating expenses paid	(481,550)

Net cash used in operating activities	(376,132,653)

Cash Flows from Financing Activities
Issuance of common stock	397,175,000
Common stock issuance costs	(18,775,504)

Net cash provided by financing activities	378,399,496

Net increase in cash	2,266,843
Cash—beginning of period	537,904

Cash—end of period	$2,804,747

Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities
Net increase in net assets applicable to common stockholders resulting from operations	6,544,742
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities
Purchases of long-term investments, net of return of capital adjustments	(272,962,756)
Purchases of short-term investments, net	(104,711,120)
Deferred income taxes	3,900,453
Net unrealized appreciation on investments	(9,907,925)
Realized loss on investments	2,246
Accretion of discount on short-term investments	(1,357,137)
Changes in operating assets and liabilities:
Increase in interest receivable	(53,799)
Increase in prepaid expenses and other assets	(105,708)
Increase in payable for investments purchased	1,279,966
Increase in payable to Adviser	590,796
Increase in current tax payable	183,410
Increase in accrued expenses and other liabilities	464,180

Total adjustments	(382,677,395)

Net cash used in operating activities	$(376,132,653)

(1)	Commencement of Operations
See Accompanying Notes to the Financial Statements.

F i n a n c i a l    H i g h l i g h t s (Unaudited)

Period from
May 31,2005(1)
through
August 31, 2005
Per Common Share Data(2)
Public offering price	$25.00
Underwriting discounts and offering costs on issuance of common shares	(1.19)
Income from Investment Operations:
Net investment income	0.03
Net realized and unrealized gain on investments	0.38

Total increase from investment operations	0.41

Less Dividends to Common Stockholders:
Net investment income	(0.03)
Return of capital	(0.21)

Total dividends to common stockholders	(0.24)

Net Asset Value, end of period	$23.98

Per common share market value, end of period	$25.12
Total Investment Return Based on Market Value(3)	1.46%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$381,490
Ratio of expenses to average net assets(4)(5)	1.18%
Ratio of net investment income to average net assets(4)	0.47%
Portfolio turnover rate	0%

(1)	Commencement of Operations

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)	Not Annualized. Total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Company’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(4)	Annualized for periods less than one full year.

(5)	The ratio of expenses to average net assets does not include current and deferred income taxes. Had current and deferred income taxes been incorporated, the expense ratio would have been 1.48%.

N o t e s   t o   F i n a n c i a l   S t a t e m e n t s (Unaudited)
August 31, 2005
1. Organization
Tortoise Energy Capital Corporation (the “Company”) was organized as a Maryland corporation on March 4, 2005, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on current cash distributions paid to stockholders. The Company seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector. The Company received the proceeds of its initial public offering and commenced operations on May 31, 2005. The Company’s shares are listed on the New York Stock Exchange under the symbol “TYY.”
2. Significant Accounting Policies
A. Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.
B. Investment Valuation
The Company owns securities that are listed on a securities exchange. The Company values those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company uses the price of that exchange that it generally considers to be the principal exchange on which the stock is traded. Securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and ask price on such day.
The Company may invest up to 50% of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, securities with similar yields, quality, type of issue, coupon, duration and rating.
The Company generally values short-term money-market securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.
If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected

N o t e s   t o   F i n a n c i a l   S t a t e m e n t s (Unaudited)
(Continued)
will generally be priced using a fair value procedure approved by the Board of Directors, as previously described.
C. Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses will be reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLP. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions are not known until after the fiscal year-end of the Company.
D. Dividends to Stockholders
Dividends to stockholders will be recorded on the ex-dividend date. The character of dividends made during the year from net investment income, net realized gains, or other sources may differ from their ultimate characterization for federal income tax purposes.
E. Federal Income Taxation
The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.
F. Organization Expenses and Offering Costs
The Company is responsible for paying all organizational expenses, which are expensed as incurred. Offering costs related to the issuance of common stock are charged to additional paid-in capital when the shares are issued.
G. Indemnifications
Under the Company’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnifications to other parties. The Company’s maximum exposure

N o t e s   t o   F i n a n c i a l   S t a t e m e n t s (Unaudited)
(Continued)
under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3. Concentration of Risk
The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to its stockholders. Under normal circumstances, and once fully invested in accordance with its investment objective, the Company will have at least 80% of its net assets, plus any borrowings for investment purposes, invested in equity securities of entities in the energy sector within the United States. The Company will not invest more than 15% of its total assets in any single issuer as of the time of purchase. The Company may invest up to 20% of its total assets in debt securities, including securities rated below investment grade. Below investment grade debt securities will be rated at least B3 by Moody’s Investors Service, Inc. and at least B- by Standard & Poor’s Ratings Group at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by the Adviser. In determining application of these policies, the term “total assets” includes assets to be obtained through anticipated leverage.
4. Agreements
The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, LLC (the “Adviser”). Under the terms of the agreement, until May 31, 2006, the Company will pay the Adviser a fee equal to an annual rate of 0.90% of the Company’s average monthly total assets (including any assets attributable to leverage, if any) minus accrued liabilities (other than deferred taxes, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred shares) (“Managed Assets”), in exchange for the investment advisory services provided. Thereafter, the Company will pay the Adviser a fee equal to an annual rate of 0.95% of the Company’s Managed Assets.
The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s administrator. The Company will pay the administrator a monthly fee computed at an annual rate of 0.07% of the first $300 million of the Company’s Managed Assets, 0.06% on the next $500 million of Managed Assets and 0.04% on the balance of the Company’s Managed Assets, subject to a minimum annual fee of $45,000.
Computershare Investor Services, LLC will serve as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.
U.S. Bank, N.A. serves as the Company’s custodian. The Company will pay the custodian a monthly fee computed at an annual rate of 0.015% on the first $100 million of the Company’s Managed Assets and 0.01% on the balance of the Company’s Managed Assets, subject to a minimum annual fee of $4,800.

N o t e s   t o   F i n a n c i a l   S t a t e m e n t s (Unaudited)
(Continued)
5. Income Taxes
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of August 31, 2005 are as follows:

Deferred tax assets:
Organization costs	$57,200

Deferred tax liabilities:
Unrealized gains on investment securities	3,861,298
Basis reduction of investment in MLPs	96,355

3,957,653

Total net deferred tax liability	$3,900,453

For the period from May 31, 2005 to August 31, 2005, the components of income tax expense include $3,500,406 and $400,047 for deferred federal and state income taxes (net of federal tax benefit), respectively. Additionally, for the period from May 31, 2005 to August 31, 2005, the components of current income tax expense include $164,599 and $18,811, for federal and state income taxes, respectively.
Total income tax expense (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains on investments before taxes, as follows:

Application of statutory income tax rate	$3,720,012
State income taxes, net of federal tax benefits	425,144
Reduction in deferred tax valuation allowance	(52,975)
Other, net	(8,318)

Total	$4,083,863

At August 31, 2005, the Company did not record a valuation allowance against its deferred tax assets.
At August 31, 2005, the cost basis of investments for federal income tax purposes was $378,940,146 and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$10,154,989
Gross unrealized depreciation	—

Net unrealized appreciation	$10,154,989

6. Restricted Securities
Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors and more fully described

N o t e s   t o   F i n a n c i a l   S t a t e m e n t s (Unaudited)
(Continued)
in Note 2. The table below shows the number of units held, the acquisition date, acquisition cost, value per unit and percent of net assets which the securities comprise.

		Number	Acquisition	Acquisition	Value	Percent of
Partnership	Security	of Units	Date	Cost	Per Unit	Net Assets
Enterprise Products Partners, L.P.	Common Units	2,974,796	07/22/05	$75,000,000	$22.70	17.7%
Copano Energy, LLC	Common Units	117,639	08/01/05	3,385,650	38.70	1.2
Copano Energy, LLC	Class B Units	414,062	08/01/05	11,614,439	37.71	4.1
Crosstex Energy, L.P.	Subordinated Units	288,614	06/24/05	9,649,996	37.94	2.9

				$99,650,085		25.9%

7. Investment Transactions
For the period ended August 31, 2005, the Company purchased (at cost) securities in the amount of $275,347,897 (excluding short-term debt securities).
8. Common Stock
The Company has 100,000,000 shares of common stock authorized and 15,909,530 shares outstanding at August 31, 2005. Transactions in common shares were as follows:

Shares at May 31, 2005	22,530
Shares sold through initial public offering	14,000,000
Shares sold through exercise of overallotment options	1,887,000

Shares at August 31, 2005	15,909,530

9. Commitment
On August 9, 2005, the Company entered into an agreement to acquire 1,584,800 common shares of a MLP at an aggregate price of approximately $48,730,000. This commitment was satisfied on September 30, 2005.
10. Subsequent Events
On September 1, 2005, the Company paid a dividend in the amount of $0.235 per share, for a total of $3,738,740. Of this total, the dividend reinvestment amounted to $986,298.
On September 2, 2005, the Board of Directors authorized the issuance of auction rate senior notes in an aggregate amount that would result in the face value of such notes at issuance equaling no more than 25% of the Company’s total assets (including the assets attributable to the offering), determined at or shortly before the commencement of the marketing of the note offering.

N o t e s   t o   F i n a n c i a l   S t a t e m e n t s (Unaudited)
(Continued)
On October 18, 2005, the Company entered into a $65 million secured credit facility with U.S. Bank N.A. The credit facility has a variable annual interest rate equal to the one-month LIBOR rate plus 0.85%, and is secured with assets of the Company. The facility, which matures December 31, 2005, is expected to be retired using the proceeds of the notes offering referred to above. Proceeds from the credit facility will be used to execute the Company’s investment objective.
A d d i t i o n a l   I n f o r m a t i o n (Unaudited)
Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect Tortoise Energy Capital Corporation’s actual results are the performance of the portfolio of investments held by Tortoise Energy Capital Corporation, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of Tortoise Energy Capital Corporation will trade in the public markets and other factors discussed in Tortoise Energy Capital Corporation’s periodic filings with the U.S. Securities and Exchange Commission.
Proxy Voting Policies
A description of the policies and procedures that Tortoise Capital uses to determine how to vote proxies relating to portfolio securities owned by Tortoise Capital and information regarding how Tortoise Capital voted proxies relating to the portfolio of securities during the period ended June 30, 2005 is available to stockholders (i.e., without charge, upon request) (i) by calling Tortoise Capital at (913) 981-1020 or toll-free at 1-800-727-0254; and (ii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Form N-Q
The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The Company’s Form N-Q and statement of additional information are available without charge upon request by calling the Company at 1-800-727-0254 or by visiting the U.S. Securities and Exchange Commission’s website at www.sec.gov. In addition, you may review and copy the Company’s Forms N-Q at the Commission’s Public Reference Room in Washington, DC. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Investment Adviser
Tortoise Capital Advisors, L.L.C.
10801 Mastin Boulevard, Suite 222
Overland Park, KS 66210
p: (913) 981-1020
f: (913) 981-1021
www.tortoiseadvisors.com
Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte
Board of Directors of
Tortoise Energy Capital Corporation
H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.
Terry Matlack
Tortoise Capital Advisors, L.L.C.
Conrad S. Ciccotello
Independent
John R. Graham
Independent
Charles E. Heath
Independent
ADMINISTRATOR
U.S. Bancorp Fund Services, L.L.C.
615 East Michigan Street
Milwaukee, WI 53202
TRANSFER AGENT
Computershare Investor Services, L.L.C.
2 North LaSalle Street
Chicago, IL 60602
CUSTODIAN
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202
LEGAL COUNSEL
Blackwell Sanders Peper Martin LLP
4801 Main Street, Suite 1000
Kansas City, MO 64112
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
One Kansas City Place
1200 Main Street
Kansas City, MO 64105
TOLL FREE TELEPHONE NUMBER
1-800-727-0254
WEBSITE
www.tortoiseadvisors.com
CORPORATE ADDRESS
Tortoise Energy Capital Corporation
10801 Mastin Boulevard, Suite 222
Overland Park, KS 66210
(913) 981-1020
STOCK SYMBOL
Listed NYSE Symbol: TYY
STOCKHOLDER COMMUNICATION
AND ASSISTANCE
(913) 981-1020
www.tortoiseadvisors.com
This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.